                                                                    EXHIBIT 25.1

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                            ------------------------

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                            ------------------------

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(B)(2)

                            ------------------------

                    UNITED STATES TRUST COMPANY OF NEW YORK

              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                  NEW YORK                                      13-3818954
(JURISDICTION OF INCORPORATION IF NOT A U. S.     (I. R. S. EMPLOYER IDENTIFICATION NO.)
               NATIONAL BANK)

            114 WEST 47TH STREET
             NEW YORK, NEW YORK                                 10036-1532
            (ADDRESS OF PRINCIPAL                               (ZIP CODE)
             EXECUTIVE OFFICES)

                                      NONE
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                            ------------------------

                       VERATEL TELECOM INTERNATIONAL N.V.

              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

               THE NETHERLANDS                                  00-0000000
       (STATE OR OTHER JURISDICTION OF                      (I. R. S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

               PAALBERGWEG 36
         1105 BV AMSTERDAM- ZUIDOOST
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                   $150,000,000 SENIOR DOLLAR NOTES DUE 2009

                    E100,000,000 EURO SENIOR NOTES DUE 2009

                      (TITLE OF THE INDENTURE SECURITIES)

                                    GENERAL

1.  GENERAL INFORMATION

     FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

          (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

      FEDERAL RESERVE BANK OF NEW YORK (2ND DISTRICT), NEW YORK, NEW YORK
               (BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM)
            FEDERAL DEPOSIT INSURANCE CORPORATION, WASHINGTON, D.C.
              NEW YORK STATE BANKING DEPARTMENT, ALBANY, NEW YORK

          (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

             THE TRUSTEE IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

2.  AFFILIATIONS WITH THE OBLIGOR

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          NONE

     3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 AND 15:

          THE OBLIGOR IS CURRENTLY NOT IN DEFAULT UNDER ANY OF ITS OUTSTANDING SECURITIES FOR WHICH UNITED STATES TRUST COMPANY OF NEW YORK IS TRUSTEE. ACCORDINGLY, RESPONSES TO ITEMS 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 AND 15 OF FORM T-1 ARE NOT REQUIRED UNDER GENERAL INSTRUCTION B.

16.  LIST OF EXHIBITS

       T-1.1  --   ORGANIZATION CERTIFICATE, AS AMENDED, ISSUED BY THE STATE OF
                   NEW YORK BANKING DEPARTMENT TO TRANSACT BUSINESS AS A TRUST
                   COMPANY, IS INCORPORATED BY REFERENCE TO EXHIBIT T-1.1 TO
                   FORM T-1 FILED ON SEPTEMBER 15, 1995 WITH THE COMMISSION
                   PURSUANT TO THE TRUST INDENTURE ACT OF 1939, AS AMENDED BY
                   THE TRUST INDENTURE REFORM ACT OF 1990 (REGISTRATION NO.
                   33-97056).
       T-1.2  --   INCLUDED IN EXHIBIT T-1.1.
       T-1.3  --   INCLUDED IN EXHIBIT T-1.1.
       T-1.4  --   THE BY-LAWS OF UNITED STATES TRUST COMPANY OF NEW YORK, AS
                   AMENDED, IS INCORPORATED BY REFERENCE TO EXHIBIT T-1.4 TO
                   FORM T-1 FILED ON SEPTEMBER 15, 1995 WITH THE COMMISSION
                   PURSUANT TO THE TRUST INDENTURE ACT OF 1939, AS AMENDED BY
                   THE TRUST INDENTURE REFORM ACT OF 1990 (REGISTRATION NO.
                   33-97056).
       T-1.6  --   THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(B) OF THE
                   TRUST INDENTURE ACT OF 1939, AS AMENDED BY THE TRUST
                   INDENTURE REFORM ACT OF 1990.
       T-1.7  --   A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE
                   PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR
                   EXAMINING AUTHORITY.

NOTE

     AS OF JULY 21, 1999, THE TRUSTEE HAD 2,999,020 SHARES OF COMMON STOCK OUTSTANDING, ALL OF WHICH ARE OWNED BY ITS PARENT COMPANY, U.S. TRUST CORPORATION. THE TERM "TRUSTEE" IN ITEM 2, REFERS TO EACH OF UNITED STATES TRUST COMPANY OF NEW YORK AND ITS PARENT COMPANY, U. S. TRUST CORPORATION.

     IN ANSWERING ITEM 2 IN THIS STATEMENT OF ELIGIBILITY AS TO MATTERS PECULIARLY WITHIN THE KNOWLEDGE OF THE OBLIGOR OR ITS DIRECTORS, THE TRUSTEE HAS RELIED UPON INFORMATION FURNISHED TO IT BY THE OBLIGOR AND

WILL RELY ON INFORMATION TO BE FURNISHED BY THE OBLIGOR AND THE TRUSTEE DISCLAIMS RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION.
                            ------------------------

     PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, UNITED STATES TRUST COMPANY OF NEW YORK, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 21TH OF JULY 1999.

     UNITED STATES TRUST COMPANY
         OF NEW YORK, TRUSTEE

BY: /s/     GERARD F. GANEY
    ----------------------------------
             GERARD F. GANEY
          SENIOR VICE PRESIDENT

       THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(B) OF THE ACT.

                    UNITED STATES TRUST COMPANY OF NEW YORK
                              114 WEST 47TH STREET
                               NEW YORK, NY 10036

JULY 21, 1999

SECURITIES AND EXCHANGE COMMISSION
450 5TH STREET, N.W.
WASHINGTON, DC 20549

GENTLEMEN:

     PURSUANT TO THE PROVISIONS OF SECTION 321(B) OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED BY THE TRUST INDENTURE REFORM ACT OF 1990, AND SUBJECT TO THE LIMITATIONS SET FORTH THEREIN, UNITED STATES TRUST COMPANY OF NEW YORK ("U.S. TRUST") HEREBY CONSENTS THAT REPORTS OF EXAMINATIONS OF U.S. TRUST BY FEDERAL, STATE, TERRITORIAL OR DISTRICT AUTHORITIES MAY BE FURNISHED BY SUCH AUTHORITIES TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST THEREFOR.

                                          VERY TRULY YOURS,

                                          UNITED STATES TRUST COMPANY OF
                                          NEW YORK

                                          BY: /S/ GERARD F. GANEY
                                            ------------------------------------
                                              GERARD F. GANEY
                                              SENIOR VICE PRESIDENT

                                                                   EXHIBIT T-1.7

                    UNITED STATES TRUST COMPANY OF NEW YORK
                      CONSOLIDATED STATEMENT OF CONDITION
                                 MARCH 31, 1999
                                ($ IN THOUSANDS)

ASSETS
  CASH AND DUE FROM BANKS...................................    $  139,755
  SHORT-TERM INVESTMENTS....................................        85,326
  SECURITIES, AVAILABLE FOR SALE............................       528,160
  LOANS.....................................................     2,081,103
  LESS: ALLOWANCE FOR CREDIT LOSSES.........................        17,114
                                                                ----------
          NET LOANS.........................................     2,063,989
  PREMISES AND EQUIPMENT....................................        57,765
  OTHER ASSETS..............................................       125,780
                                                                ----------
          TOTAL ASSETS......................................    $3,000,775
                                                                ==========
  LIABILITIES
  DEPOSITS:
       NON-INTEREST BEARING.................................    $  623,046
       INTEREST BEARING.....................................     1,875,364
                                                                ----------
          TOTAL DEPOSITS....................................     2,498,410
  SHORT-TERM CREDIT FACILITIES..............................       184,281
  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES..................       126,652
                                                                ----------
          TOTAL LIABILITIES.................................    $2,809,343
                                                                ==========
  STOCKHOLDER'S EQUITY
  COMMON STOCK..............................................        14,995
  CAPITAL SURPLUS...........................................        53,041
  RETAINED EARNINGS.........................................       121,759
  UNREALIZED GAINS (LOSSES) ON SECURITIES
     AVAILABLE FOR SALE, NET OF TAXES.......................         1,637
                                                                ----------
          TOTAL STOCKHOLDER'S EQUITY........................       191,432
                                                                ----------
          TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY........    $3,000,775
                                                                ==========

I, RICHARD E. BRINKMANN, MANAGING DIRECTOR & COMPTROLLER OF THE NAMED BANK DO HEREBY DECLARE THAT THIS STATEMENT OF CONDITION HAS BEEN PREPARED IN CONFORMANCE WITH THE INSTRUCTIONS ISSUED BY THE APPROPRIATE REGULATORY AUTHORITY AND IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                          RICHARD E. BRINKMANN,
                                          MANAGING DIRECTOR & COMPTROLLER

MAY 18, 1999